Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
April 28, 2022

to the

Aptus Drawdown Managed Equity ETF (ADME)
Aptus Collared Income Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Opus Small Cap Value ETF (OSCV)

Statement of Additional Information
dated August 31, 2021

and

International Drawdown Managed Equity ETF (IDME)

Statement of Additional Information
dated July 21, 2021

(collectively, the “Funds”)

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created or redeemed in the transaction, is $300.

Please retain this Supplement with your Statement of Additional Information for future reference.